SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  JANUARY 8, 1998

                       KIDDIE ACADEMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-14052                 52-1938283
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation)                         File Number)          Identification No.)

108 WHEEL ROAD, BEL AIR, MARYLAND                                   21015
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (410) 515-0788

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 AND 2.  NOT APPLICABLE.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On January 8, 1998, the registrant filed a voluntary bankruptcy petition under Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Case no. 98-50271-SD). Voluntary petitions were also filed by the registrant's wholly-owned subsidiaries Kiddie Academy Child Learning Centers, Inc., Kiddie Academy Franchising Systems, Inc. and Kids Craft, Inc. Under Title 11 of the Bankruptcy Code, a debtor's estate may be reorganized or liquidated for the benefit of its creditors and equity holders. Attempts at collection of prepetition claims against the debtor are stayed during the case and the debtor generally operates its business as a debtor-in-possession until a plan of reorganization is confirmed.

         Statements made or incorporated in this report include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Exchange Act. Forward-looking statements include, without limitation, statements containing the words "anticipates", "believes", "expects", "intends", "future", and words of similar import which express management's belief, expectations or intentions regarding the registrant's future performance or future events or trends. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements of the registrant to differ materially from anticipated future results, performance or achievements expressly or implied by such forward-looking statements. In addition, the registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 4.  NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.

         In conjunction with the filing of the bankruptcy petition, the registrant filed an emergency motion with the Bankruptcy Court requesting an order approving the deregistration of the registrant's common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes that it is no longer economically feasible to continue to incur the costs associated with Exchange Act reporting given the Company's financial difficulties. Deregistration of the Common Stock may have an adverse impact on the ability of holders to sell the Common Stock.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press Release

ITEMS 8 AND 9.  NOT  APPLICABLE.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KIDDIE ACADEMY INTERNATIONAL, INC.

Date:  January 12, 1998                     By: /s/  Michael J. Miller
                                                ----------------------
                                                Michael J. Miller
                                                President


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                                  EXHIBIT INDEX

Exhibit
-------

    99.1          Press Release